UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 10, 2017
(Date of earliest event reported)
DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

On April 18, 2017, Darden Restaurants, Inc. (the "Company") completed its previously announced sale of $500,000,000 aggregate principal amount of its 3.850% Senior Notes due 2027 (the "Notes"). The Company filed certain documents in connection with the sale of the Notes on a Form 8-K filed with the Securities and Exchange Commission on April 10, 2017. This Form 8-K/A amends that earlier Form 8-K to add additional exhibits that were delivered in connection with the completion of the sale of the Notes.

Item 8.01

On April 18, 2017, the Company completed its previously announced sale of the Notes.

A copy of the following documents delivered in connection with the sale of the Notes are filed as exhibits hereto and incorporated herein by reference: (i) the Officers' Certificate and Authentication Order dated April 18, 2017 for the 3.850% Senior Notes due 2027 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee (ii) Opinion of Hunton & Williams LLP and (iii) Opinion of Anthony G. Morrow, Esq.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit
4.1
Officers' Certificate and Authentication Order dated April 18, 2017 for the 3.850% Senior Notes due 2027 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

5.1	Opinion of Hunton & Williams LLP
5.2	Opinion of Anthony G. Morrow, Esq.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ William R. White, III
William R. White, III
Senior Vice President and Treasurer
Date: April 18, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1
Officers' Certificate and Authentication Order dated April 18, 2017 for the 3.850% Senior Notes due 2027 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

5.1	Opinion of Hunton & Williams LLP
5.2	Opinion of Anthony G. Morrow, Esq.